Supplement to the current prospectus

MFS(R) Bond Fund

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective September 1, 2007, the first paragraph, including all bulleted items and sub-items, under the section entitled "I-Risk Return Summary - Principal Investment Policies and Strategies" is hereby replaced in its entirety by the following:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's net assets in debt instruments.

                  The date of this Supplement is April 2, 2007.